Principal Variable Contracts Funds, Inc.
Supplement dated March 16, 2018
to the Statement of Additional Information dated May 1, 2017, as revised May 2, 2017
(as supplemented June 16, 2017, September 15, 2017, October 2, 2017, November 1, 2017, December 15, 2017, January 30, 2018 and March 7, 2018)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks, delete the last sentence of the first paragraph and replace with the following:
In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the acquisition price the Accounts pay to the seller of the securities.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

In the Officers of the Fund section, delete references to Greg Reymann.
Delete the row relating to Teri R. Root from the Officers of the Fund table, and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Teri R. Root Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015 - 2018)	Deputy Chief Compliance Officer, PGI (since 2017) Vice President and Chief Compliance Officer, PMC (2015-2017) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

INVESTMENT ADVISORY AND OTHER SERVICES
Under Investment Advisors, delete Mellon Capital Management Corporation (“Mellon Capital”) and add the following in the alphabetical list of sub-advisors:

Sub-Advisor:
BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation, a banking and financial services company. BNY Mellon AMNA is a registered investment advisor and organized as a corporation in the state of Delaware.

Account(s):	Bond Market Index

PRICING OF ACCOUNT SHARES
Delete the last sentence of the seventh paragraph and replace with the following:
If the Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Delete the last sentence of the eighth paragraph and replace with the following:
It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.

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